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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    JUNE 17, 2004
                                                 -------------------------------




                               GSL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)





    BRITISH VIRGIN ISLANDS               0-25167                  35-2177956
---------------------------         -----------------        -------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)





       333 SOUTH ALAMEDA STREET, SUITE 324, LOS ANGELES, CALIFORNIA 90013
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (213) 625-2588
                                                   -----------------------------



            -------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

         On June 17, 2004, the Audit Committee ("Committee") of the Board of Directors of GSL Holdings, Inc. ("Company") approved a change in auditors. The Committee approved the dismissal of Kenny H. Lee CPA Group, Inc. ("Lee CPA Group") as the Company's independent public accountants and the selection of Deloitte Touche Tohmatsu, independent registered public accounting firm, as their replacement.

         Lee CPA Group's report on the financial statements of the Company for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Company would continue as a going concern.

         During the Company's fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through June 17, 2004, there were no disagreements between the Company and Lee CPA Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Lee CPA Group's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements for such periods; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company provided Lee CPA Group with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Lee CPA Group's letter, dated June 21, 2004, stating its agreement with such statements.

         In addition, during the Company's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods, the Company did not consult with Deloitte Touche Tohmatsu with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GSL HOLDINGS, INC.
                                      (Registrant)


Date:  June 21, 2004                  By:  /S/  LUIS CHANG
                                           -------------------------------------
                                           Luis Chang,
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS


         EXHIBIT No.          DESCRIPTION
         -----------          -----------

         16                   Letter from Kenny H. Lee CPA Group, Inc. dated
                              June 21, 2004.





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